Summary Prospectus July 31, 2023, as supplemented May 1, 2024
Voya Intermediate Bond Fund

Class/Ticker: A/IIBAX; C/IICCX; I/IICIX; R/IIBOX; R6/IIBZX; W/IIBWX
Before you invest, you may want to review the fund's Prospectus, which contains more information about the fund and its risks. For free paper or electronic copies of the Prospectus and other fund information (including the Statement of Additional Information and most recent financial report to shareholders), go to https://individuals.voya.com/literature; email a request to Voyaim_literature@voya.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The fund's Prospectus and Statement of Additional Information, each dated July 31, 2023, as supplemented, and the audited financial statements on pages 17-53 of the fund’s shareholder report dated March 31, 2023 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
Investment Objective
The Fund seeks to maximize total return through income and capital appreciation.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Voya mutual funds. More information about these and other discounts is available from your financial intermediary and in the discussion in the Sales Charges section of the Prospectus (page 88), in Appendix A to the Prospectus, or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page 91).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price imposed on purchases	Maximum deferred sales charge (load) as a % of purchase or sales price, whichever is less
A	2.50	None[1]
C	None	1.00
I	None	None
R	None	None
R6	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	C	I	R	R6	W
Management Fees	%	0.27	0.27	0.27	0.27	0.27	0.27
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	None	0.50	None	None
Other Expenses	%	0.20	0.20	0.09	0.20	0.03	0.20
Total Annual Fund Operating Expenses	%	0.72	1.47	0.36	0.97	0.30	0.47
Waivers and Reimbursements[2]	%	None	None	None	None	None	None
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	0.72	1.47	0.36	0.97	0.30	0.47
1
A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $500,000 or more.
2
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 0.75%, 1.50%, 0.50%, 1.00%, 0.50%, and 0.50% for Class A, Class C, Class I, Class R, Class R6, and Class W shares, respectively, through August 1, 2024. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the Investment Adviser within 36 months of the waiver or reimbursement. The amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. Termination or modification of this obligation requires approval by the Fund’s Board of Trustees (the “Board”).

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Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sold your shares					If you held your shares
	Number of years you own your shares					Number of years you own your shares
	1 Yr	3 Yrs	5 Yrs	10 Yrs		1 Yr	3 Yrs	5 Yrs	10 Yrs
A	$322	474	641	1,122	A	$322	474	641	1,122
C	$250	465	803	1,757	C	$150	465	803	1,757
I	$37	116	202	456	I	$37	116	202	456
R	$99	309	536	1,190	R	$99	309	536	1,190
R6	$31	97	169	381	R6	$31	97	169	381
W	$48	151	263	591	W	$48	151	263	591
The Example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 247% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds, which, at the time of purchase, are rated investment-grade (e.g., rated at least BBB- by S&P Global Ratings or Baa3 by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), or are of comparable quality if unrated. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
Although the Fund may invest a portion of its assets in high-yield (high risk) debt instruments rated below investment grade (commonly referred to as “junk bonds”), the Fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment grade. Generally, the sub-adviser (the “Sub-Adviser”) maintains a dollar-weighted average duration between three and ten years. Duration is a commonly used measure of risk in debt instruments as it incorporates multiple features of debt instruments (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the debt instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest rate risk or reward for the debt instrument prices. For example, the price of a bond with an average duration of 5 years would be expected to fall approximately 5% if market interest rates rose by 1%. Conversely, the price of a bond with an average duration of 5 years would be expected to rise approximately 5% if market interest rates dropped by 1%.
The Fund may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt instruments of foreign (non-U.S.) issuers (including those located in emerging market countries); securities denominated in foreign (non-U.S.) currencies; foreign (non-U.S.) currencies; mortgage-backed and asset-backed securities; bank loans and floating rate secured loans (“Senior Loans”); and derivatives including futures, options, and swaps (including credit default swaps, interest rate swaps and total return swaps) involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign (non-U.S.) currencies. The Fund typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Fund.
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The Fund may seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls. Buy backs and dollar rolls involve selling securities and simultaneously entering into a commitment to purchase those or similar securities on a specified future date and price from the same party.
The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
The Sub-Adviser believes that relationships between the drivers of debt instrument returns change over time and that recognizing this is key to managing such assets. Therefore, the Sub-Adviser employs a dynamic investment process that seeks to balance top-down macro economic considerations and fundamental bottom-up analysis during the steps of its investment process - sector allocation, security selection, duration and yield curve management. This includes utilizing proprietary qualitative analysis along with quantitative tools throughout the portfolio construction process.
In evaluating investments for the Fund, the Sub-Adviser takes into account a wide variety of factors and considerations to determine whether any or all of those factors or considerations might have a material effect on the value, risks, or prospects of an investment. Among the factors considered, the Sub-Adviser expects typically to take into account environmental, social, and governance (“ESG”) factors to determine whether one or more factors may have a material effect. In considering ESG factors, the Sub-Adviser intends to rely primarily on factors identified through its proprietary empirical research and on third-party evaluations of an issuer’s ESG standing. ESG factors will be only one of many considerations in the Sub-Adviser’s evaluation of any potential investment; the extent to which ESG factors will affect the Sub-Adviser’s decision to invest in an issuer, if at all, will depend on the analysis and judgment of the Sub-Adviser.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory, or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Fund. In the event of a bank insolvency or failure, the Fund may be considered a general creditor of the bank, and it might lose some or all of the funds deposited with the bank. Even where it is recognized that a bank might be in danger of insolvency or failure, the Fund might not be able to withdraw or transfer its money from the bank in time to avoid any adverse effects of the insolvency or failure.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Credit: The Fund could lose money if the issuer or guarantor of a debt instrument in which the Fund invests, or the counterparty to a derivative contract the Fund entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations. Asset-backed (including mortgage-backed) securities that are not issued by U.S. government agencies may have a greater risk of default because they are not guaranteed by either the U.S. government or an agency or instrumentality of the U.S. government. The credit quality of typical asset-backed securities depends primarily on the credit quality of the underlying assets and the structural support (if any) provided to the securities.
Credit Default Swaps: The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a credit default swap is generally obligated to pay the seller an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount
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if the swap is cash settled. As a seller of a credit default swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity, and leveraging risks and the risk that the swap may not correlate with its reference obligation as expected. Certain standardized credit default swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that it will achieve that result, and, in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks. In addition, credit default swaps expose the Fund to the risk of improper valuation.
Currency: To the extent that the Fund invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Environmental, Social, and Governance (Fixed Income): The Sub-Adviser’s consideration of ESG factors in selecting investments for the Fund is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser’s assessment of ESG factors in respect of obligations of an issuer may rely on third party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Fund’s assets that will be invested in obligations of issuers that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in obligations of issuers that compare favorably to obligations of other issuers on the basis of ESG factors. It is possible that the Fund will have less exposure to obligations of certain issuers due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan (which can include certain bank loans), the Fund will experience a reduction in its income and a decline in the market value of such floating rate loan. If a floating rate loan is held by the Fund through another financial institution, or the Fund relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. Investors in floating rate loans may not be afforded the protections of the anti-fraud provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, because loans may not be considered “securities” under such laws. Additionally, the value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the borrower’s obligations under the loan, and such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Transactions in loans typically settle on a delayed basis and may take longer than 7 days to settle. As a result, the Fund may not receive the proceeds from a sale of a floating rate loan for a significant period of time. Delay in the receipts of settlement proceeds may impair the ability of the Fund to meet its redemption obligations, and may limit the ability of the Fund to repay debt, pay dividends, or to take advantage of new investment opportunities.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing, and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country, or region may adversely impact investments or issuers in another market, country, or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
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High-Yield Securities: Lower-quality securities (including securities that are or have fallen below investment grade and are classified as “junk bonds” or “high-yield securities”) have greater credit risk and liquidity risk than higher-quality (investment grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower-quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity risk and price volatility.
Interest in Loans: The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. As of the date of this Prospectus, the U.S. has been experiencing a rising market interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Fund invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the debt markets. Further, recent and potential future changes in government policy may affect interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Fund’s operations and return potential.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Fund. Funds that are actively managed, in whole or in part, according to a quantitative investment model (or that utilize artificial intelligence) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Fund, which could cause the Fund to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress.
London Inter-Bank Offered Rate: The obligations of the parties under many financial arrangements, such as debt instruments (including senior loans) and derivatives, may be determined based, in whole or in part, on the London Inter-Bank Offered Rate (“LIBOR”). In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies, including for example, the Secured Overnight Funding Rate (“SOFR”) for U.S. dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market. SOFR is published in various forms, including as a daily, compounded, and forward-looking term rate. The discontinuance of LIBOR and the adoption/implementation of alternative rates pose a number of risks, including, among others, whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments, including the possibility that some of those investments may terminate or their
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terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the transition period. Markets relying on alternative rates are developing slowly and may offer limited liquidity. The general unavailability of LIBOR and the transition away from LIBOR to alternative rates could have a substantial adverse impact on the performance of the Fund.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory, or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S., and global economies and markets, generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
Mortgage- and/or Asset-Backed Securities: Defaults on, or low credit quality or liquidity of, the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets, and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Municipal Obligations: The municipal securities market is volatile and can be affected significantly by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Among other risks, investments in municipal securities are subject to the risk that an issuer may delay payment, restructure its debt, or refuse to pay interest or repay principal on its debt.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Fund’s expenses. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those
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to which the Fund is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Preferred Stocks: Preferred stock generally has preference over common stock but is generally subordinate to debt instruments with respect to dividends and liquidation. Preferred stocks are subject to the risks associated with other types of equity securities, as well as greater credit or other risks than senior debt instruments. In addition, preferred stocks are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market risk and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices with investment characteristics similar to those of the Fund for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Performance for other share classes would differ to the extent they have differences in their fees and expenses. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in expenses between the two classes. If adjusted for such differences, returns would be different. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to https://individuals.voya.com/literature or call 1-800-992-0180.
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Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	5.99%
Worst quarter:	1st Quarter 2022	-6.37%
Year-to-date total return:	June 30, 2023	2.48%
Average Annual Total Returns %
(for the periods ended December 31, 2022)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	-16.61	-0.71	1.04	N/A	12/15/98
After tax on distributions	%	-17.48	-1.99	-0.22	N/A
After tax on distributions with sale	%	-9.81	-1.02	0.27	N/A
Bloomberg U.S. Aggregate Bond Index[1]	%	-13.01	0.02	1.06	N/A
Class C before taxes	%	-16.09	-0.98	0.54	N/A	12/15/98
Bloomberg U.S. Aggregate Bond Index[1]	%	-13.01	0.02	1.06	N/A
Class I before taxes	%	-14.21	0.14	1.64	N/A	01/08/02
Bloomberg U.S. Aggregate Bond Index[1]	%	-13.01	0.02	1.06	N/A
Class R before taxes	%	-14.69	-0.45	1.05	N/A	03/16/04
Bloomberg U.S. Aggregate Bond Index[1]	%	-13.01	0.02	1.06	N/A
Class R6 before taxes	%	-14.16	0.19	1.68	N/A	05/31/13
Bloomberg U.S. Aggregate Bond Index[1]	%	-13.01	0.02	1.06	N/A
Class W before taxes	%	-14.29	0.04	1.55	N/A	12/17/07
Bloomberg U.S. Aggregate Bond Index[1]	%	-13.01	0.02	1.06	N/A
1
The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
Portfolio Management

Investment Adviser
Voya Investments, LLC
Sub-Adviser
Voya Investment Management Co. LLC

Portfolio Managers
Sean Banai, CFA Portfolio Manager (since 07/21)	David Goodson Portfolio Manager (since 04/17)
Randall Parrish, CFA Portfolio Manager (since 04/17)	Eric Stein, CFA Portfolio Manager (since 05/24)
Summary Prospectus
8 of 9
Voya Intermediate Bond Fund

Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	R	R6	W
Non-retirement accounts	$1,000	250,000	None	1,000,000	1,000
Retirement accounts	$250	250,000	None	None	1,000
Certain omnibus accounts	$250	None	None	None	None
Pre-authorized investment plan	$1,000	250,000	None	None	1,000
There are no minimums for additional investments except that the pre-authorized investment plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for: (i) qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements; (ii) employees of Voya Investment Management Co. LLC (“Voya IM”) who are eligible to participate in “notional” bonus programs sponsored by Voya IM; or (iii) (a) investors transacting in Class I shares through brokerage platforms that invest in the Voya funds’ Class I shares through omnibus accounts and have agreements with the distributor to offer such shares and (b) such brokerage platforms’ omnibus accounts.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Summary Prospectus
9 of 9
Voya Intermediate Bond Fund

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Bloomberg Index Data Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or its licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained.

Summary Prospectus
167958 (0524-050124)